UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2013

ATKORE INTERNATIONAL HOLDINGS INC.
(Exact name of registrant as specified in its charter)

Delaware	333-174689	80-0661126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue
Harvey, Illinois 60426
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (708) 339-1610

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On October 23, 2013, Atkore International, Inc. (the “Company”), a subsidiary of Atkore International Holdings Inc. (“Atkore International Holdings”), entered into the Second Amendment to Credit Agreement and First Amendment to and Reaffirmation of Guarantee and Collateral Agreement, dated as of such date (the “Amendment”), in respect of (i) the Credit Agreement, dated as of December 22, 2010 (as amended by the First Amendment to Credit Agreement, dated as of February 3, 2011, and by the Amendment, the “Credit Agreement”), by and among the Company, the several banks and other financial institutions party thereto, UBS AG, Stamford Branch, as administrative agent and collateral agent (the “Collateral Agent”), Deutsche Bank AG New York Branch, as co-collateral agent, and UBS Loan Finance LLC, as swingline lender, and (ii) the Guarantee and Collateral Agreement, dated as of December 22, 2010, by and among the Company, Atkore International Holdings and the subsidiaries of the Company identified therein as guarantors in favor of the Collateral Agent.
The applicable margin for the revolving facility was reduced to the following: (i) if aggregate available loan commitments are less than or equal to 33% of availability, 2.00% for Eurodollar loans and BA equivalent loans and 1.00% for ABR loans and Canadian prime rate loans, (ii) if aggregate available loan commitments are greater than 33% but less than or equal to 66% of availability, 1.75% for Eurodollar loans and BA equivalent loans and 0.75% for ABR loans and Canadian prime rate loans, and (iii) if aggregate available loan commitments are greater than 66% of availability, 1.50% for Eurodollar loans and BA equivalent loans and 0.50% for ABR loans and Canadian prime rate loans. The commitment fee was reduced to (i) 0.375% if the utilized commitment is less than or equal to 50% and (ii) 0.250% if the utilized commitment is greater than 50%. In addition, the aggregate commitments of the lenders were increased to $300,000,000.
The Amendment included certain other changes to the applicable thresholds for the springing financial covenant and dominion events, and changes to the financial covenant and to the restricted payments, fundamental changes, asset sale, indebtedness and liens negative covenants.
The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is included as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 2.03        Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.
Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

10.1
Second Amendment to Credit Agreement and First Amendment to and Reaffirmation of Guarantee and Collateral Agreement, dated as of October 23, 2013, by and among Atkore International, Inc., the Subsidiary Borrowers, the Persons identified on the signature pages thereto as guarantors, the several banks and other financial institutions party thereto, UBS AG, Stamford Branch, Deutsche Bank AG New York Branch, and UBS Loan Finance LLC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 25, 2013	ATKORE INTERNATIONAL HOLDINGS INC.

	By:	/s/ James A. Mallak
	Name:	James A. Mallak
	Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

10.1
Second Amendment to Credit Agreement and First Amendment to and Reaffirmation of Guarantee and Collateral Agreement, dated as of October 23, 2013, by and among Atkore International, Inc., the Subsidiary Borrowers, the Persons identified on the signature pages thereto as guarantors, the several banks and other financial institutions party thereto, UBS AG, Stamford Branch, Deutsche Bank AG New York Branch, and UBS Loan Finance LLC.